Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 20 – SUBSEQUENT EVENTS

Progress of legal proceedings

On March 16, 2022, the People’s Court of Huangdao District, Qingdao City, Shandong Province made a civil ruling and announced the acceptance of creditors’ application of bankruptcy liquidation of Qingdao Tiandihui Foodstuffs Co., Ltd., and it entered into bankruptcy proceedings.

Subsequent warrants exercise

As disclosed in Note 13, in connection with the Company’s registered direct offering as consummated on September 30, 2021 and November 3, 2021, the Company agreed to sell to the investors warrants exercisable for an aggregate of 50,000,000 of its common shares, with warrant purchase price of $0.01 per warrant. As of December 31, 2021, 50,000,000 warrants were issued and outstanding and 24,423,626 warrants have been exercised on the cashless basis. Subsequently in January 2022, the investors elected to exercise additional 21,886,536 warrants at cashless basis. The Company did not receive any proceeds from such transaction.

Pending Nasdaq compliance issue

On February 23, 2022, the Company received a notification letter from Nasdaq Listing Qualifications advising the Company that based upon the closing bid price for the Company’s common shares for the past 30 consecutive business days, the Company no longer met the minimum $1.00 per share Nasdaq continued listing requirement set forth in Nasdaq Listing Rule 5550(a)(2). The notification also stated that the Company would be provided 180 calendar days, or until August 22, 2022, to regain compliance with the foregoing listing requirement. To do so, the bid price of the Company’s common stock must close at or above $1.00 per share for a minimum of 10 consecutive business days prior to that date. The Company is now putting efforts to regain compliance.